Exhibit 10.1

DISTRIBUTOR:	EARTH SCIENCE TECH INC.
CONTACT:	Nickolas S. Tabraue

MANUFACTURER:	DERMAGATE INC.
CONTACT:	Gaétan Houle
EFFECTIVE DATE:	December 16th, 2018
AGREEMENT NO.:	Der-201812-A

Hygee™ ORDER AGREEMENT

This ORDER AGREEMENT (this “Agreement”), dated as of December 16, 2018 (the “Effective Date”), is entered into between Earth Science Tech Inc., a Delaware corporation, with its principal place of business at 8000 NW 31st Street, Unit 19, Doral, FL 33122, USA, (“Earth Science Tech”) and Dermagate Inc., a company incorporated in Canada whose registered office is at 1275 Rue Industriel, La Prairie, Québec, J5R 2E4 (“Dermagate”).

RECITALS

WHEREAS, Earth Science Tech desires Dermagate to manufacture, assemble and supply 5,000 medical device Hygee™ for purchase by Earth Science Tech in the next 6 months and Dermagate desires to manufacture, assemble and supply 5,000 medical device Hygee™ for sale to Earth Science Tech in the next 6 months , all on an exclusive basis as further set forth herein; and

WHEREAS, Dermagate requires the raw material from Earth Science Tech in order to manufacture Hygee™ for Earth Science Tech and perform related services under this Agreement and Earth Science Tech desires to give Dermagate such material for such limited purposes.

WHEREAS, Dermagate agree to supply 5,000 Hygee™ without the packaging to Earth Science Tech EXCLUSIVELY.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, the parties hereby agree to start the manufacturing of 5,000 Hygee™ medical device in the next weeks. The pricing will be fixed according to the salary of the staffs and the administration fees. In addition Dermagate will receive a fraction of the profit made on each sales of Hygee™ depending of the country where Hygee™ will be marketed.

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IN WITNESS WHEREOF, the parties have executed this Agreement to be effective as of the Effective Date.

EARTH SCIENCE TECH, INC

By:
NICKOLAS S. TABRAUE, PRESIDENT

DERMAGATE, INC.

By:
GAÉTAN HOULE, PRESIDENT

SIGNATURE PAGE TO HYGEE™ ORDER AGREEMENT

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